                                 SCHEDULE 13D
--------------------------------------------------------------------------------
|  CUSIP NO. 45815Y105  |                           | PAGE  17  OF 17   PAGES  |
|                       |                           |      ----   ----         |
--------------------------------------------------------------------------------

                                   EXHIBIT D
                                   ---------

                               POWER OF ATTORNEY
            For Executing Securities & Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints George A. Pavlov signing singly, his true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned forms relating to transactions in securities in which entities controlled by Mayfield Fund and its affiliates may have a reporting obligation, in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the timely filing of such forms with the United States Securities and Exchange Commission and any other authority; and

3. take any other action in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 20th day of May, 1996.